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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  September 15, 1997

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

      Pennsylvania                     1-977                    25-0877540
      ------------                     -----                    ----------
(State or other juris-            (Commission File             (IRS Employer
 diction of incorporation)             Number)                 Identification
                                                                   Number)

Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.            15222-1384
---------------------------------------------------            ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (412) 244-2000
                                                    --------------

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Item 5. OTHER EVENTS

                On September 15, 1997, the Registrant issued a press release announcing an agreement to sell Thermo King, its transport temperature control business. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                (c) Exhibits

                Press Release issued by the Registrant on September 15, 1997, is filed as Exhibit 99 to this Report.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WESTINGHOUSE ELECTRIC CORPORATION
                                                     (Registrant)

                                          By: /s/LOUIS J. BRISKMAN
                                             ---------------------
                                             Louis J. Briskman
                                             Senior Vice President and
                                             General Counsel

Date: September 15, 1997